UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Selected American Shares, Inc.; and
Selected International Fund, Inc.;
(joint proxy solicitation)
Name of Registrants as Specified in its Charter
(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
Contents
1.	Notice of Special Meeting
2.	Proxy Statement
3.	Appendices
A.	Fund/Auditor/Fiscal Year End
B.	Fund/Cost of Proxy
C.	Fund/ Sub-Adviser and Address
D.	Fund/ Shares Outstanding at August 31, 2024
E.	Fund/ Over 5% Shareholders including Name and Address
F.	Fund/Director-Length of Service
G.	Number of Meetings Based on Fiscal Year End of Board and each Committee
H.	Dollar Range of Shares Owned by each Director
I.	Fund-Director Compensation including Deferred Compensation
J.	Fund-Audit Fees, Related Fees, Tax Fees, Other Fees for Each of Last Two Fiscal Years
K.	Fees Billed by Audit Firm by Fiscal Year End
L.	Non-Audit Fees Billed Over the Last Two Fiscal Years by Corporation/Trust
4.	Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 29, 2024

Important Proxy Materials
PLEASE CAST YOUR VOTE NOW
Selected American Shares, Inc.
Selected International Fund, Inc.
2949 E Elvira Road, Suite 101
Tucson, AZ 85756
October 4, 2024
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of the shareholders of Selected American Shares, Inc. and Selected International Fund, Inc. (collectively, the “Funds” or the “Selected Funds”) will be held on November 29, 2024. The purpose of the meeting is to vote on a proposal to consolidate the membership of the board of the Selected Funds and Clipper Funds Trust (the “Clipper Fund”) with that of Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. (collectively, the “Davis Funds”). The board consolidation is expected to benefit the Funds and their shareholders in the following ways.
The Selected Funds, the Clipper Fund, and the Davis Funds utilize the Davis Investment Discipline of seeking to buy growing companies at value prices and holding them for the long term. Thus, consolidation of the fund boards will eliminate overlap in reducing the combined number of Board meetings from eight meetings per year to four meetings per year. Aggregate Directors’ fees and expenses across all funds will be reduced and result in expense savings to all funds. This will also result in efficiencies to Davis Selected Advisers, L.P. (“Davis Advisors”) as well as service providers (such as outside auditors and Fund legal counsel) which attend some or all of these meetings.
Detailed information about the proposal is contained in the enclosed materials and Proxy Statement, which we invite you to review closely.
The Funds’ Board of Directors has considered the proposal and has determined that the proposal is in the best interest of the Funds and their shareholders and unanimously recommends that you vote “FOR” this proposal.
Whether or not you plan to attend the meeting in person, we need your vote regardless of how many shares you own. We realize that you lead a busy life and may be tempted to put aside this proxy information for another time, but by responding promptly, you will save the Funds the expense of additional follow-up mailings and solicitations. Please vote today.
To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage paid envelope included in this package. You may also vote your shares by telephone or through the Internet. If you have questions, please call us toll free at 1‑800‑243‑1575. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.
Sincerely,
James McMonagle
Chairman of the Board of Directors

Questions & Answers
Selected American Shares, Inc.
Selected International Fund, Inc.
Clipper Funds Trust
Important Notice to Fund Shareholders
October 4, 2024
While we encourage you to read the full text of the enclosed proxy materials, for your convenience we have provided the following questions and answers to provide a brief overview of the matter on which you are being asked to vote.
Please read the full text of the Proxy Statement. Below is a brief overview of the proposal to be voted on. Your vote is important.
Q. Why am I being asked to vote?
A. You are, or were as of the Record Date (September 30, 2024), a shareholder of Clipper Funds Trust (the “Clipper Fund”), Selected American Shares, Inc., or Selected International Fund, Inc. (Selected American Shares, Inc. and Selected International Fund, Inc. are herein collectively referred to as the “Selected Funds”). The proposal requires the approval of shareholders.
Q. What am I being asked to vote on?
A. You are being asked to vote on the following proposal:
To elect members to the Board of Directors/Trustees (collectively, the “Board”) to represent the interests of the holders of shares of the Clipper Fund and the Selected Funds until the election and qualification of their successors.
The Clipper Fund and the Selected Funds currently share a board, while Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. (collectively, the “Davis Funds”) are currently overseen by a separate group of board members. The Clipper Fund, the Selected Funds, and the Davis Funds are advised by Davis Selected Advisers, L.P. (“Davis Advisors”).
Q. Has the Clipper Fund and the Selected Funds’ board approved the Proposal?
A. The Clipper Fund’s and the Selected Funds’ board and the Davis Funds’ board separately determined to approve the alignment and consolidation of the membership of the boards so that all funds in these complexes are overseen by the same board members. Accordingly, the Clipper Fund’s and Selected Funds’ board has proposed the election of nine board members. Five of the nominees currently serve as Clipper Fund’s and Selected Funds’ board members.
In connection with such board consolidation, five of the seven current Clipper Fund’s and Selected Funds’ board members are proposed to join the consolidated board.
The list of nominees is contained in the enclosed Proxy Statement.
The Clipper Fund’s and Selected Funds’ board has approved the Proposal and recommends that you vote “FOR” the Proposal.
Q. Why are Shareholders being asked to elect Directors/Trustees?
A. The election of the nominees is part of the intended alignment and consolidation of the board of the Clipper Fund and the Selected Funds with that of the Davis Funds.
Clipper Fund and Selected Funds’ board has approved the Proposal after evaluation of the potential benefits of aligning and consolidating the boards and considering the background, experience, skills, and other attributes of the nominees.
Please note that separate proxy statements are being sent to shareholders of the Davis Funds, who are being asked to vote on the election of the same slate of nominees to the consolidated board of the respective funds.
Q. What are the reasons for and advantages of the Proposal?
A. The nominees either currently serve as Clipper Fund’s and Selected Funds’ board members, and/or Davis Funds’ board members. The election of the nominees is part of the intended alignment and consolidation of the membership of the board of the Clipper Fund and the Selected Funds with membership of the board of the Davis Funds. Davis Selected Advisers, L.P. serves as investment adviser to all of the aforementioned funds.
The benefits of the Proposal include the following:
The Clipper Fund, the Selected Funds, and the Davis Funds utilize the Davis Investment Discipline of seeking to buy growing companies at value prices and holding them for the long term. Thus, consolidation of the fund boards will eliminate overlap in reducing the combined number of Board meetings from eight meetings per year to four meetings per year. Aggregate Directors’ fees and expenses across all funds will be reduced and result in expense savings to all funds. This will also result in efficiencies to Davis Advisors as well as service providers (such as outside auditors and Fund legal counsel) which attend some or all of these meetings.
Q. How does the board consolidation impact the Clipper Fund’s and the Selected Funds’ investment strategies or fees?
A. The board consolidation will not impact the Clipper Fund’s or the Selected Funds’ investment strategies or increase their fees.
Q. How many votes am I entitled to cast?
A. Each whole share of Clipper Fund or a Selected Fund you held as of the close of business on the Record Date (September 30, 2024) is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.
Q. How do I vote my shares?
A. You can vote your shares by mail, Internet, telephone, or by attending the Special Meeting in person. To vote by Internet (24 hours a day) please visit the website address that is listed on your proxy card and follow the on-screen instructions. To vote by telephone (24 hours a day) please call the toll-free number listed on the proxy card and follow the recorded instructions. When voting by Internet or by telephone, you will be required to enter the identifying number that appears on your proxy card(s). You can vote by mail by completing, signing, and dating the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. Proxy cards that are signed and dated, but not completed, will be voted “For” the board consolidation. If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call 1‑800‑432‑2504 (for Clipper Fund) or 1‑800‑243‑1575 (for Selected Funds). You can help reduce shareholder costs by voting promptly. Your vote is important regardless of the number of shares you own. Please take a few minutes to read the enclosed material and vote your shares.
Q. How do I sign the proxy card?
A. When voting by Internet or telephone, you will be required to enter the identifying number that appears on your proxy card. If voting by mail, please complete, sign, and date the proxy card(s). When signing the proxy card(s):
Individual accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.
Joint accounts: Either owner may sign but the name of the person signing should conform exactly to the name shown in the registration.
All other accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “John Doe, Trustee.”

SELECTED AMERICAN SHARES, INC.
SELECTED INTERNATIONAL FUND, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on November 29, 2024
October 4, 2024
To the shareholders:
Notice is given that a joint meeting of shareholders (the “Special Meeting”) of Selected American Shares Inc. and Selected International Fund, Inc. (the “Selected Funds”), Clipper Funds Trust (the “Clipper Fund”), and Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. (the “Davis Funds”) will be held on November 29, 2024, at the offices of Davis Selected Advisers, L.P., 3600 E Hemisphere Loop, Tucson, Arizona 85706, at 8:30 a.m., Mountain Standard time, and at any adjournment or adjournments thereof, for the following purpose: Elect members to the Board of Directors to represent the interests of the holders of shares of the Selected Funds until the election and qualification of their successors.
The Board of Directors recommends that you vote “FOR” the Proposal.
The proposed business cannot be conducted for the Selected Funds at its shareholder meeting unless the required quorum of its shares on September 30, 2024, (the “Record Date”) is present in person or by proxy. Therefore, please mark, sign, date, and return the enclosed proxy card(s) or cast your vote by telephone or via the Internet as soon as possible. You may revoke your proxy at any time before its use. Please be certain to vote each proxy card you receive. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting and any adjournment or adjournments thereof.
By order of the Board of Directors of Selected American Shares, Inc. and Selected International Fund, Inc.
Lisa Cohen
Secretary
Shareholders are invited to attend the meeting in person. However, you may vote prior to the meeting by telephone, the Internet, or by returning the completed proxy card. Your vote is important no matter how many shares you owned on the Record Date.
Important
You can help the Funds avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (a) by calling the toll-free number as described in the enclosed insert; (b) by accessing the Internet website as described in the enclosed insert; or (c) by signing, dating, and returning the proxy card(s) in the enclosed postage-paid envelope.

SELECTED AMERICAN SHARES, INC.
SELECTED INTERNATIONAL FUND, INC.
CLIPPER FUNDS TRUST
PROXY STATEMENT
FOR JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 29, 2024
PROXY STATEMENT
This Proxy Statement is being furnished to shareholders of Clipper Funds Trust, Selected American Shares, Inc., and Selected International Fund, Inc. (collectively, the “Funds”) in connection with the solicitation of proxies by, and on behalf of, the Board of Directors/Trustees for use at a Special Meeting of Shareholders of the Funds and at any adjournments thereof (each a “Special Meeting” or a “Meeting”). The Special Meeting of the Funds will be held on November 29, 2024, at 8:30 a.m. Mountain Standard time at the offices of Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), 3600 E Hemisphere Loop, Tucson, Arizona 85706.
As more fully described in this Proxy Statement, at the Special Meeting, you will be asked to consider and vote upon the following proposal: Elect members to the Board of Directors/Trustees to represent the interests of the holders of shares of Selected American Shares, Inc., Selected International Fund, Inc., and Clipper Funds Trust until the election and qualification of their successors.
Appendix A contains a list of the Funds.
If there are enough shareholder votes FOR the Proposal by shareholders of ALL participating fund groups (the two Selected Funds, the Clipper Fund, and the three Davis Fund groups), then the Proposal will take effect on January 1, 2025. If there are not enough shareholder votes FOR the Proposal by shareholders of any one of the participating fund groups, then the proposed board consolidation will not occur. Your vote is important no matter how many shares you owned on the Record Date.
The solicitation is being made primarily by the mailing of the Notice of Internet Availability of Proxy Materials and the distribution of this Proxy Statement and the accompanying proxy card on or about October 4, 2024. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means, or by personal interview by representatives of the Funds. In addition, Broadridge may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Funds. The Funds may also arrange to have votes recorded by telephone. Broadridge may be paid on a per-call basis for vote-by-phone solicitations on behalf of the Funds. The approximate anticipated total cost of these services is detailed in Appendix B. The estimated total cost for Broadridge for this proxy is $395,974.44. Robert Morgenthau (currently a Davis Funds director) and Lawrence Harris (currently a Selected Funds director and Clipper Fund trustee) will each receive severance payments in the amount of $125,000 and $89,250, respectively, in connection with stepping down from their respective roles. 50% of the Broadridge fees will be borne by the Funds and the Davis Funds and 50% will be borne by the Adviser to the Funds (Davis Selected Advisers, L.P.).
Appendix A lists each Fund’s auditor and fiscal year end. The principal business address of Davis Selected Advisers, L.P., each Fund’s investment adviser, is 3600 E Hemisphere Loop, Tucson, Arizona 85706. Each Fund’s sub-adviser(s) and each sub-adviser’s principal business address are included in Appendix C. The principal business address of Davis Distributors, LLC, each Fund’s principal underwriter and distribution agent, is 3600 E Hemisphere Loop, Tucson, Arizona 85706.
If the enclosed proxy is executed and returned or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a Fund, by the execution of a later-dated proxy, by a Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Meeting and voting.
All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Meeting and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.
One-third of each Fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
Shares of each Fund and class, if applicable, issued and outstanding as of August 31, 2024, are indicated in Appendix D.
Information regarding record and/or beneficial ownership of each Fund and class, as applicable, is included in Appendix E.
Shareholders of record at the close of business on September 30, 2024, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote per share owned and each fractional share is entitled to a proportionate fractional vote.
For a free copy of the Clipper Fund’s annual and/or semiannual reports, call the Clipper Fund toll-free at 1‑800‑432‑2504, visit the Clipper Fund’s website at www.clipperfund.com, or write to the Clipper Fund c/o State Street Bank and Trust Company, P.O. Box 219167, Kansas City, MO 64121. For a free copy of the Selected Funds’ annual and/or semiannual reports, call the Selected Funds toll-free at 1‑800‑243‑1575, visit the Selected Funds’ website at www.selectedfunds.com, or write to the Selected Funds c/o State Street Bank and Trust Company, P.O. Box 219662, Kansas City, MO 64121.
VOTE REQUIRED: Approval of the Proposal requires the vote of a plurality of the shares of the Funds present or represented by proxy at the Meeting.

TABLE OF CONTENTS
PROPOSAL: ELECTION OF DIRECTORS/TRUSTEES
Nominees to the Board
Board Responsibilities and Leadership Structure
Share Ownership
Compensation
Standing Committees
Executive Officers
Independent Auditors
VOTING INFORMATION
General Information
APPENDICES
Exhibit 1-Nominating Committee Charter
Appendix A-Fund/Auditor/Fiscal Year End
Appendix B-Fund/Cost of Proxy
Appendix C-Fund/Sub-Adviser and Address
Appendix D-Fund/Shares Outstanding at August 31, 2024
Appendix E-Fund/Over 5% Shareholders including Name and Address
Appendix F-Fund/Director/Trustee-Length of Service
Appendix G-Number of Meetings Based on Fiscal Year End of Board and each Committee
Appendix H-Dollar Range of Shares Owned by each Director/Trustee
Appendix I-Fund-Director/Trustee Compensation including Deferred Compensation
Appendix J-Fund-Audit Fees, Related Fees, Tax Fees, Other Fees for Each of Last Two Fiscal Years
Appendix K-Fees Billed by Audit Firm by Fiscal Year End
Appendix L-Non-Audit Fees Billed Over the Last Two Fiscal Years by Corporation/Trust
OBTAINING ADDITIONAL INFORMATION ABOUT THE FUNDS
MISCELLANEOUS MATTERS
Other Business
Next Meeting of Shareholders
Delivery to Shareholders Sharing an Address
Legal Matters
Independent Registered Public Accounting Firm

PROPOSAL
ELECTION OF DIRECTORS/TRUSTEES
Proposal - Elect members to the Board of Directors/Trustees (herein collectively referred to as “Directors”) to represent the interests of the holders of shares of Selected American Shares, Inc., Selected International Fund, Inc., and Clipper Funds Trust (collectively, the “Funds”) until the election and qualification of their successors.
The Investment Company Act of 1940, as amended (the “1940 Act”) requires that immediately after filling any vacancy, at least two-thirds of a fund’s board members have been elected by its shareholders.
The board members of the Selected Funds and the Clipper Fund are proposing to consolidate with the board of directors of another fund group managed by Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), effective on January 1, 2025. The Proposal contains information relevant to the consideration of nominees for the consolidated board (the “Board”). Shareholders will be asked to vote at the Meeting to elect nine nominees listed below (“Nominees”) as Board members.
Each Nominee so elected will hold office until the Director’s death, resignation, reaching any mandatory retirement age set by the Directors, adjudicated incompetence or other incapacity to perform the duties of the office, or the removal of the Director. Upon the recommendation of the Nominating Committee of the Funds, at a meeting of the Board of Directors on July 17, 2024, the Directors approved the appointment of the nominees listed below as members of the Board subject to their election by the Funds’ shareholders. Katherine MacWilliams, Francisco Borges, Richard O’Brien*, Christopher Davis, and Andrew Davis are currently Directors of the Clipper Fund, and each has served in such capacity since 2014. Katherine MacWilliams, Francisco Borges, Richard O’Brien*, Christopher Davis, and Andrew Davis are currently Directors of the Selected Funds, and each has served in such capacity since 1997, 2006, 1996, 1998, and 1998, respectively. Nominees Thomas Gayner, Samuel Iapalucci, John Gates, Lara Vaughan, Christopher Davis, and Andrew Davis are currently directors of the Davis Funds, which consists of thirteen portfolios, managed by Davis Advisors. Nominees Thomas Gayner, Samuel Iapalucci, John Gates, and Lara Vaughan are not currently serving as Directors of the Clipper Fund or the Selected Funds and were nominated by the current Directors. Each Nominee has consented to being named in this Proxy Statement and has indicated their willingness to serve if elected.
As discussed below and in light of the Clipper Fund’s, Selected Funds’, and Davis Funds’ business and structure, the Board considered each nominee’s specific experience, qualifications, attributes, and skills in approving the appointment of such nominee.
Katherine MacWilliams has been a Director of the Clipper Fund for 10 years and the Selected Funds for 27 years. She is retired from her previous position as Chief Financial Officer of Caridian BCT Inc. (medical device company).
Francisco Borges has been a Director of the Clipper Fund for 10 years and the Selected Funds for 18 years. He also serves as Chairman and Head of Secondaries, Ares Management Corp. (global alternative investment manager), and was Chairman and Managing Partner of Landmark Partners, LLC (private equity firm) from 1999 until 2021. Mr. Borges also serves as Chairman and Trustee of John S. and James L. Knight Foundation, Chairman/Director of Assured Guaranty Ltd. (financial guaranty insurance business), Trustee of Millbrook School, and Director of Hartford Healthcare (healthcare network).
Richard O’Brien* has been a Director of the Clipper Fund for 10 years and the Selected Funds for 28 years. Mr. O’Brien is retired from his previous position as Corporate Economist at HP Inc.
Christopher Davis has been a Director of the Clipper Fund for 10 years and the Selected Funds for 26 years and also serves as President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF Trust, Chairman of Davis Selected Advisers, L.P. (the “Adviser”), and an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC. Mr. Davis also serves as a Director of the Davis Funds, the Lead Independent Director of Graham Holdings Co. (educational and media company), a Director of The Coca-Cola Company (beverage company) and a Director of Berkshire Hathaway Inc. (financial services). Mr. Christopher Davis is related to Mr. Andrew Davis.
Andrew Davis has been a Director of the Clipper Fund for 10 years and the Selected Funds for 26 years and also serves as President or Vice President of each Davis Fund, Selected Fund and Clipper Fund, President of Davis Selected Advisers, L.P. (the “Adviser”), and is an executive officer of certain companies affiliated with the Adviser. Mr. Davis also serves as a Director of the Davis Funds. Mr. Andrew Davis is related to Mr. Christopher Davis.
Thomas Gayner has been a Director of the Davis Funds for 20 years and has been Chairman of the Board of Directors of the Davis Funds for 15 years. Mr. Gayner serves as CEO and Director of Markel Group (diversified financial holding company). Mr. Gayner also serves as a Director of Graham Holdings Company (educational and media company), Cable ONE Inc. (cable service provider), and The Coca-Cola Company (beverage company).
Samuel Iapalucci has been a Director of the Davis Funds for 18 years. He retired from his role as Executive Vice President and Chief Financial Officer of CH2M HILL Companies, Ltd. (engineering) in 2008.
John Gates has been a Director of the Davis Funds for 17 years. He also serves as Executive Chairman of TradeLane Properties LLC (industrial real estate company) and as Chairman and Chief Executive Officer of PortaeCo LLC (private investment company). Mr. Gates also serves as a Director of Miami Corp. (diversified investment company).
Lara Vaughan has been a Director of the Davis Funds for 3 years. She also serves as Chief Executive Officer and Chief Financial Officer of Parchman, Vaughan, & Company, L.L.C. (investment bank).
*          Richard O’Brien will retire on December 31, 2025.
Nominees to the Board
Information about the Nominees, including their business addresses, ages, principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the tables below. All Nominees, except Christopher Davis and Andrew Davis, are considered “independent” as none is an “interested person” of the Funds as that term is defined in Section 2(a)(19) of the 1940 Act. Christopher Davis and Andrew Davis, who are brothers, are considered “interested persons” of the Funds because of their positions with the Adviser.

Name, Address, and Age	Position(s) Held with the Clipper Funds Trust, Selected American Shares, Inc., and Selected International Fund, Inc.	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee*	Other Directorships Held by Nominee During the Last Five Years
Independent Directors/Trustees:
Francisco Borges (72) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Trustee of Clipper Funds Trust; Director of Selected American Shares, Inc. and Selected International Fund, Inc.	Trustee of Clipper Funds Trust since 2014; Director of Selected American Shares, Inc. and Selected International Fund, Inc. since 2006.	Chairman and Head of Secondaries, Ares Management Corp. (global alternative investment manager) since 2021; Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) from 1999 until 2021.	16
Chairman and Trustee, John S. and James L. Knight Foundation; Chairman/Director, Assured Guaranty Ltd. (financial guaranty insurance business); Trustee, Millbrook School; Director, Hartford Healthcare (healthcare network).

Katherine MacWilliams (68) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Trustee of Clipper Funds Trust; Director of Selected American Shares, Inc. and Selected International Fund, Inc.	Trustee of Clipper Funds Trust since 2014; Director of Selected American Shares, Inc. and Selected International Fund, Inc. since 1997.	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company).	16	None
Richard O’Brien (79) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Trustee of Clipper Funds Trust; Director of Selected American Shares, Inc. and Selected International Fund, Inc.	Trustee of Clipper Funds Trust since 2014; Director of Selected American Shares, Inc. and Selected International Fund, Inc. since 1996.	Retired; Corporate Economist, HP Inc.	16	None
John S. Gates, Jr. (71) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Nominee	N/A	Executive Chairman, TradeLane Properties LLC (industrial real estate company); Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	16	Director, Davis Funds (consisting of thirteen portfolios); Director, Miami Corp. (diversified investment company).
Thomas S. Gayner (62) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Nominee	N/A	CEO and Director, Markel Group (diversified financial holding company).	16
Director, Davis Funds (consisting of thirteen portfolios); Director, Graham Holdings Company (educational and media company); Director, Cable ONE Inc. (cable service provider); Director, The Coca-Cola Company (beverage company).

Samuel H. Iapalucci (72) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Nominee	N/A	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	16	Director, Davis Funds (consisting of thirteen portfolios).
Lara N. Vaughan (55) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Nominee	N/A	Chief Executive Officer and Chief Financial Officer of Parchman, Vaughan, & Company, L.L.C. (investment bank).	16	Director, Davis Funds (consisting of thirteen portfolios).
Interested Directors/Trustees:
Andrew Davis (61) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Trustee of Clipper Funds Trust; Director of Selected American Shares, Inc. and Selected International Fund, Inc.	Trustee of Clipper Funds Trust since 2014; Director of Selected American Shares, Inc. and Selected International Fund, Inc. since 1998.	President or Vice President of each Selected Fund, Clipper Fund, and Davis Fund; President, Davis Selected Advisers, L.P. (the “Adviser”), and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Davis Funds (consisting of 13 portfolios).
Christopher Davis (59) 2949 E Elvira Rd, Suite 101 Tucson, AZ 85756	Trustee of Clipper Funds Trust; Director of Selected American Shares, Inc. and Selected International Fund, Inc.	Trustee of Clipper Funds Trust since 2014; Director of Selected American Shares, Inc. and Selected International Fund, Inc. since 1998.	President or Vice President of each Selected Fund, Clipper Fund, Davis Fund, and Davis Fundamental ETF Trust; Chairman, Davis Selected Advisers, L.P. (the “Adviser”), and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Davis Funds (consisting of 13 portfolios); Lead Independent Director, Graham Holdings Co. (educational and media company); Director, The Coca-Cola Company (beverage company); Director, Berkshire Hathaway Inc. (financial services).

*The “Fund Complex” consists of the following registered open-end management investment companies managed by Davis Advisors: Clipper Funds Trust, Selected American Shares, Inc., Selected International Fund, Inc. Davis New York Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc.

Board Responsibilities and Leadership Structure
The Funds’ board supervises the business and management of the Funds. The board establishes the Fund policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds, the Adviser, and certain other service providers. The board approves all significant agreements between the Funds and those companies that furnish services to the Funds. The board members are elected and serve until their successors are elected and qualified. The majority of the Funds’ current board members qualify as persons who are not “interested persons” under the 1940 Act (“Independent Directors”). In the event that all the nominees are added to the Board composition, 78% of the Funds’ Board would be comprised of Independent Directors. The Chairman, who is not an interested person of any of the Funds, presides at meetings of the board and may call meetings of the board and any board committee whenever he deems it necessary. The Chair may act as a liaison with the Funds’ management, officers, attorneys, and other board members generally between meetings. The Chair may perform such other functions as may be requested by the board from time to time. The board has designated a number of standing committees as further described below, each of which has a Chair. The board also may designate working groups or ad hoc committees as it deems appropriate. The board believes that this leadership structure is appropriate because it allows the board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of board members and the full board in a manner that enhances effective oversight. The board believes that having a majority of Independent Directors is appropriate and in the best interest of each Fund’s shareholders. The leadership structure of the board may be changed at any time and at the discretion of the board, including in response to changes in circumstances or the characteristics of the Funds.
Share Ownership
As of August 31, 2024, the Nominees and the executive officers of the Clipper Fund and the Selected Funds beneficially owned individually and collectively as a group approximately 3% of the outstanding shares of Clipper Funds Trust, 1% of the outstanding shares of Selected American Shares, Inc., and 6% of the outstanding shares of Selected International Fund, Inc. Appendix H sets forth the aggregate dollar range of shares of each Fund owned by each Nominee as of the Record Date. The information as to beneficial ownership is based on statements furnished by each Nominee.
Compensation
During the fiscal year ended December 31, 2023, the Clipper Fund’s and the Selected Funds’ board met four times. It is expected that the Directors will meet at least quarterly at regularly scheduled meetings. Each incumbent Director attended at least 75% of the meetings of the Clipper Fund and the Selected Funds held during the last fiscal year, including the meetings of the Funds’ standing committees on which such Director was a member. Independent Directors of the Clipper Fund and the Selected Funds receive an aggregate base annual retainer of $85,000 from the Funds for service on the board. In addition to the base annual retainer, the board Chair, Audit Committee, and any other Committee Chair receive an additional $85,000, $17,000, and $4,250, respectively. Directors are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. At the completion of the board consolidation, total compensation for all Directors combined is expected to be $878,600.* As a result of consolidating the Board and reducing per Fund costs of the Board, it is anticipated that the costs of director compensation for each Fund will decrease. The Directors reevaluate compensation on an annual basis. The following table sets forth Director compensation for the fiscal year ending December 31, 2023.
*
$878,600 is anticipated for the first year. As Richard O’Brien is retiring on December 31, 2025, and assuming the anticipated compensation does not change, then the anticipated compensation starting in 2026 is $753,600.

	Aggregate Compensation from Clipper Funds Trust**	Pension or Retirement Benefits Accrued as Part of Clipper Funds Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Clipper Funds Trust Paid to Trustees
Independent Trustees
Francisco Borges	$33,598	N/A	N/A	$33,598
Katherine MacWilliams	$38,398	N/A	N/A	$38,398
Lawrence Harris*	$33,598	N/A	N/A	$33,598
Richard O’Brien**	$33,598	N/A	N/A	$33,598
James McMonagle* **	$63,997	N/A	N/A	$63,997
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Richard O’Brien, $33,598; James McMonagle, $63,997.

	Aggregate Compensation from Selected American Shares, Inc.**	Pension or Retirement Benefits Accrued as Part of Selected American Shares, Inc.’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Selected American Shares, Inc. Paid to Directors
Independent Directors
Francisco Borges	$53,973	N/A	N/A	$53,973
Katherine MacWilliams	$61,684	N/A	N/A	$61,684
Lawrence Harris*	$53,973	N/A	N/A	$53,973
Richard O’Brien**	$53,973	N/A	N/A	$53,973
James McMonagle* **	$102,806	N/A	N/A	$102,806
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Richard O’Brien, $26,987; James McMonagle, $102,806.

	Aggregate Compensation from Selected International Fund, Inc.**	Pension or Retirement Benefits Accrued as Part of Selected International Fund, Inc.’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Selected International Fund, Inc. Paid to Directors
Independent Directors
Francisco Borges	$1,679	N/A	N/A	$1,679
Katherine MacWilliams	$1,918	N/A	N/A	$1,918
Lawrence Harris*	$1,679	N/A	N/A	$1,679
Richard O’Brien**	$1,679	N/A	N/A	$1,679
James McMonagle* **	$3,197	N/A	N/A	$3,197
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Richard O’Brien, $839; James McMonagle, $3,197.

Standing Committees
Executive Committee. The Funds have an Executive Committee which is comprised entirely of Independent Directors (James McMonagle, Chair; Lawrence Harris; and Katherine MacWilliams). The Executive Committee may exercise all of the authority of the board in management of the Funds, subject to limitations imposed by the 1940 Act and relevant State law. The Executive Committee meets as often as deemed appropriate by the Executive Committee. Appendix G sets forth the number of committee meetings held during each Fund’s last fiscal year.
Audit Committee. The Funds have a separately designated Audit Committee, which is comprised entirely of Independent Directors (Katherine MacWilliams, Chair; Francisco Borges; Lawrence Harris; James McMonagle; and Richard O’Brien). The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent registered public accounting firm concerning the scope of the Funds’ audit and the firm’s independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. Appendix G sets forth the number of committee meetings held during each Fund’s last fiscal year.
The Board of Directors has determined that Katherine MacWilliams is the Funds’ Independent Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR of the 1940 Act. In their deliberations, the Board considered Ms. MacWilliams’ (i) professional experience; (ii) independence as defined in Item 3 of Form N-CSR; and (iii) integrity and absence of disciplinary history.
Nominating Committee. The Funds have a Nominating Committee, which is comprised exclusively of Independent Directors (Katherine MacWilliams, Chair; and James McMonagle). The board has adopted a written Nominating Committee Charter, as shown in Exhibit 1. Appendix G sets forth the number of committee meetings held during each Fund’s last fiscal year.
Trading and Brokerage Committee. The Funds have a Trading and Brokerage Committee (Lawrence Harris, Chair; Andrew Davis; Christopher Davis; and James McMonagle) that reviews the Funds’ trading and brokerage, both on an absolute basis and relative to each Fund’s peer group. The Trading and Brokerage Committee meets as often as deemed appropriate by the Committee. Appendix G sets forth the number of committee meetings held during each Fund’s last fiscal year.
Investment Committee. The Funds have an Investment Committee (Richard O’Brien, Chair; Francisco Borges; Andrew Davis; Christopher Davis; and James McMonagle) that reviews the Funds’ investment performance and investment strategies, both on an absolute basis and relative to the Funds’ respective peer groups. The Investment Committee meets as often as deemed appropriate by the Committee. Appendix G sets forth the number of committee meetings held during each Fund’s last fiscal year.
Executive Officers
Officers of the Clipper Fund and the Selected Funds are elected by the board to oversee the day-to-day activities of the Funds. The following persons are currently executive officers of the Clipper Fund and the Selected Funds.
Name and year of birth	Position	Term of office and length of service	Principal occupation during past five years
Christopher Davis 1965	President	Clipper Funds Trust since 2005. Selected American Shares, Inc. and Selected International Fund, Inc. since 1998.
President or Vice President of the Clipper Fund (consisting of one portfolio), the Selected Funds (consisting of two portfolios), the Davis Funds (consisting of thirteen portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Chairman, Davis Selected Advisers, L.P. (the “Adviser”); and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.

Andrew Davis 1963	Vice President	Clipper Funds Trust since 2015. Selected American Shares, Inc. and Selected International Fund, Inc. since 1998.
President or Vice President of the Clipper Fund (consisting of one portfolio), the Selected Funds (consisting of two portfolios), and the Davis Funds (consisting of thirteen portfolios); President, Davis Selected Advisers, L.P. (the “Adviser”); and also serves as an executive officer of certain companies affiliated with the Adviser.

Kenneth Eich 1953	Executive Vice President and Principal Executive Officer	Clipper Funds Trust since 2005. Selected American Shares, Inc. and Selected International Fund, Inc. since 1997.
Executive Vice President and Principal Executive Officer of the Clipper Fund (consisting of one portfolio), the Selected Funds (consisting of two portfolios), and the Davis Funds (consisting of thirteen portfolios); Trustee/Chairman, Executive Vice President and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P. (the “Adviser”); and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas Haines 1971	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Clipper Funds Trust since 2005. Selected American Shares, Inc. and Selected International Fund, Inc. since 2004.
Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of the Clipper Fund (consisting of one portfolio), the Selected Funds (consisting of two portfolios), the Davis Funds (consisting of thirteen portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Michaela McLoughry 1981	Vice President and Chief Compliance Officer	Clipper Funds Trust since 2023. Selected American Shares, Inc. and Selected International Fund, Inc. since 2023.
Vice President and Chief Compliance Officer of the Clipper Fund (consisting of one portfolio), the Selected Funds (consisting of two portfolios), the Davis Funds (consisting of thirteen portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P. (the “Adviser”); and also serves as an executive officer of certain companies affiliated with the Adviser. Prior to assuming these positions, Ms. McLoughry spent close to 18 years in the Fund Accounting department at Davis Selected Advisers, L.P.

Lisa Cohen 1989	Vice President and Secretary	Clipper Funds Trust since 2021. Selected American Shares, Inc. and Selected International Fund, Inc. since 2021.
Vice President and Secretary of the Clipper Fund (consisting of one portfolio), the Selected Funds (consisting of two portfolios), the Davis Funds (consisting of thirteen portfolios), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P. (the “Adviser”); and also serves as an executive officer of certain companies affiliated with the Adviser. Prior to assuming these positions, Ms. Cohen worked for Honeywell International, Inc. (01/2020-06/2021) and as an attorney at Davis Selected Advisers, L.P. (12/2015-01/2020).

Independent Auditors
The firm of KPMG LLP (“KPMG”) has been selected as the Independent Registered Public Accounting Firm of the Clipper Fund and the Selected Funds for the fiscal year ending December 31, 2024, and has acted in the same capacity for the fiscal year ending December 31, 2023. The Funds’ Annual Reports for 2023 are publicly available. The Audit Committee and board of each Fund Complex have selected KPMG to serve as auditors of the Fund Complexes. Representatives of KPMG are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
KPMG has confirmed to the Audit Committee of the Clipper Fund and the Selected Funds that it is an independent auditing firm with respect to the Funds.
Fees and Services
Appendix J presents fees billed by KPMG LLP in each of the last two fiscal years for services rendered to the Funds.
Appendix K presents fees billed by KPMG LLP that were required to be approved by the Funds’ Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fund Service Providers.
Appendix L presents the aggregate non-audit fees billed by KPMG LLP for services rendered to the Funds and any Fund Service Provider for each of the last two fiscal years of the Funds.
The Clipper Fund’s and the Selected Funds’ Audit Committee Charter requires pre-approval by the Audit Committee of all audit and permissible non-audit services to be provided to the Clipper Fund and the Selected Funds by KPMG, including fees. KPMG did not provide any services to Davis Selected Advisers, L.P., the Clipper Fund’s and the Selected Funds’ investment adviser, for the 2022 or 2023 fiscal years.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS/TRUSTEES.
VOTING INFORMATION
General Information
This Proxy Statement is being provided in connection with the solicitation of proxies by the Board of Directors/Trustees of Clipper Funds Trust, Selected American Shares, Inc., and Selected International Fund, Inc. (collectively, the “Funds”) to solicit your vote for the election of new Board members of the Funds. The Special Meeting will be held at the offices of Davis Selected Advisers, L.P., 3600 E Hemisphere Loop, Tucson, Arizona 85706, on November 29, 2024, at 8:30 a.m. Mountain Standard time.
You may vote in one of four ways:
•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	via the Internet at the web address printed on your proxy ballot;
•	call the toll-free telephone number printed on your proxy ballot; or
•	attend the Special Meeting in person.
PLEASE NOTE THAT, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.
You may revoke a proxy once it is given. If you want to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the Funds. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.
Only shareholders of record on September 30, 2024, (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Shares of each fund and class, if applicable, issued and outstanding as of August 31, 2024, are indicated in Appendix D. Each whole share of Clipper Funds Trust, Selected American Shares, Inc., and Selected International Fund, Inc. held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote at the Funds’ Special Meeting.
Proposal - Election of Directors/Trustees.
Election of a Director/Trustee requires the vote of a plurality of shares of a Fund voted in person or by proxy at the Meeting.
If a quorum of a Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement with respect to a Fund are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting for a Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to a Fund may be transacted at any such adjourned session (s) at which a quorum is present. The Funds’ Special Meeting may be adjourned from time to time by a majority of the votes of Funds properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present, and the Special Meeting may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote in favor of the proposal if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct the persons named in the proxy to vote against the proposal. The votes may be counted and proposals approved at a Special Meeting for the Funds, including a meeting after adjournment.
All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, such shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).
Abstentions and broker non-votes will be treated as shares voted against the proposal. Treating broker non-votes as votes against the proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Funds may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Funds may also request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.
Approval of the proposal will occur only if a sufficient number of votes are cast “FOR” the proposal.

EXHIBIT 1
Nominating Committee Charter
Selected Funds
Clipper Funds trust
(“Funds”)
January 2015

Contents
I.	Committee Organization
II.	Purposes and Duties of the Committee
III.	Procedures, Authority and Resources
IV.	Shareholder Nominations

I.	Committee Organization
1.
The Nominating Committee (“the Committee”), a committee established by the Board of Directors/Trustees (the “Board”), shall be comprised solely of members of the Board who are not considered “interested persons” of the Fund under the Investment Company Act of 1940, as amended (the “Act”).

2.
The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall be composed of at least two members. The Fund’s Secretary shall serve as Secretary of the Committee.

3.
The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask Fund counsel, representatives of Davis Selected Advisers, L.P. (“Davis”), or others to attend Committee meetings and provide pertinent information as necessary.

II.	Purpose and Duties of the Committee
The duties of the Committee are:
1.	to evaluate the size and composition of the Board and formulate policies and objectives concerning the desired mix of Independent Director/Trustee skills and characteristics;
2.	to review, select and nominate persons to serve as members of the Board of Directors/Trustees;
3.	to review and make recommendations concerning the compensation of the Independent Directors/Trustees;
4.	to review compliance with fund governance standards and other governance-related rules under the Investment Company Act of 1940 Act;
5.	to review the committee structure and make recommendations on changes in committees and committee powers;
6.	to generally review “best practices” for fund governance and adherence by the Funds with such practices; and
7.	the Committee may also have additional purposes, duties and powers as deemed appropriate by the Board.
III.	Procedures, Authority and Resources
To carry out its purposes and duties the Committee shall:
1.
a.
evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of Independent Director/Trustee skills and characteristics. The specific talents that the Nominating Committee seeks in a candidate depend upon the Boards’ needs at the time a vacancy occurs. Generally, qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The Committee shall take into account all factors it considers relevant, including without limitation experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of business and financial matters generally;

b.
identify, screen, select and nominate Director/Trustee candidates for election to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by the Adviser and by any shareholder (see Section IV below). However, the selection and nomination of candidates for submission to the Board shall be made exclusively by the Committee;

c.	periodically review the Funds’ stated retirement and Director/Trustee investment policies, and adherence with such policies; and
d.
with the assistance of Fund counsel, review information relating to positions, transactions and relationships that could reasonably bear on the independence of Directors/Trustees or raise concerns regarding potential conflicts of interest involving Directors/Trustees.

2.
Review Independent Director/Trustee compensation at least every two years and expense reimbursement policies as appropriate. The Committee shall make recommendations on these matters to the full Board. Director/Trustee compensation recommendations may take into account the size and number of the Funds, the performance of the Funds, the demands placed on the Independent Directors/Trustees, the practices of other mutual fund groups, the need to attract and retain qualified Independent Directors/Trustees, any relevant regulatory or judicial developments and other considerations deemed appropriate by the Committee.

3.
With the assistance of Fund counsel, review compliance by the Funds with the fund governance standards under the rules of the 1940 Act, including review of any policies and procedures designed to ensure compliance with the fund governance standards and any other governance-related rules under the 1940 Act.

4.
Review at least annually the committee structure of the Funds and make recommendations concerning any changes in committees and committee powers. The Committee shall, in conjunction with the Chairperson of the Board (or, in the absence of an Independent Chairperson, a Lead Independent Director/Trustee), coordinate the Board’s annual review of the performance of the Board and its committees, including a consideration of the committee structure of the Board and the number of funds on whose boards each Director/Trustee serves.

5.
Review suggested “best industry practices” for mutual funds and their boards, and keep the Board informed on such practices and the Funds’ adherence to such practices. It has long been the policy of the Funds to be at the forefront of best practices in connection with fund governance. The Committee shall also encourage and review attendance by Directors/Trustees at educational seminars, conferences or similar meetings organized for or of particular interest to Fund Directors/Trustees and to review compensation and expense policies regarding such attendance.

In addition the Committee shall:
a.	report its significant activities to the Board and make such recommendations with respect to the foregoing matters as the Committee may deem necessary or appropriate;
b.
have the resources and authority appropriate to investigate any other matter brought to its attention within the scope of its duties and, in its discretion, to retain special experts or consultants, including legal counsel, accountants, executive recruiting and executive compensation consultants, to advise the Committee, which may be at the expense of the Funds, if, in the Committee’s judgment, that is appropriate. The Committee may request any officer or employee of the Adviser, the Funds’ independent auditors or outside counsel to attend any meeting of the Committee or to meet with any member of, or consultants to, the Committee;

c.	maintain minutes of its meetings;
d.	meet on a regular basis, but at least once annually, and is empowered to hold special meetings as circumstances require; and
e.	review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.
IV.	Shareholder Nominations
Shareholders may submit to the Committee recommendations regarding potential Board member nominees. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Funds at the Funds’ primary business address. In order for the Committee to consider shareholder submissions, the following information and requirements should be furnished or satisfied:
1.	The shareholder’s contact information and number of shares of the Funds beneficially owned by the shareholder.
2.	The nominee’s contact information and the number of shares of the Funds beneficially owned by the nominee.
3.
All information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of Directors/Trustees required by Regulation 14A of the Securities Exchange Act and in the Funds’ registration statement and applicable public filings.

4.
A letter executed by the nominee, stating his or her intention to serve as a nominee, consent to be identified in the Funds’ public filings if nominated by the Committee and the Board and acknowledgement that the nominee satisfies all qualifications provided in each Fund’s organizational documents and under applicable law (including qualification as an Independent Director/Trustee under the 1940 Act and its rules, if applicable).

It shall be in the Secretary’s sole discretion whether to seek corrections of a deficient submission prior to forwarding a shareholder’s submission to the Committee’s Chairperson.

Appendix A
Lists of Funds, Fund auditors, and most recent fiscal year ends.
Fund	Auditor	Fiscal Year End
CLIPPER FUNDS TRUST	KPMG LLP	12/31/2023
Clipper Fund
SELECTED AMERICAN SHARES, INC.	KPMG LLP	12/31/2023
Selected American Shares
SELECTED INTERNATIONAL FUND, INC.	KPMG LLP	12/31/2023
Selected International Fund

Appendix B
Estimated aggregate costs for services to be provided by Broadridge are stated below.
Fund	Estimated aggregate cost for this proxy to utilize Broadridge
CLIPPER FUNDS TRUST
Clipper Fund	$17,847.41
SELECTED AMERICAN SHARES, INC.
Selected American Shares	$27,749.68
SELECTED INTERNATIONAL FUND, INC.
Selected International Fund	$722.00
The estimated total cost for Broadridge for this proxy is $395,974.44 for the Fund Complex. Robert Morgenthau (currently a Davis Funds director) and Lawrence Harris (currently a Selected Funds director and Clipper Fund trustee) will each receive severance payments in the amount of $125,000 and $89,250 respectively, in connection with stepping down from their respective roles.
50% of the Broadridge fees will be borne by the Funds and 50% will be borne by the Adviser to the Funds (Davis Selected Advisers, L.P.).

Appendix C
Each Fund’s sub-adviser(s) and each sub-adviser’s principal business address are listed below.
Fund	Sub-Adviser	Address
CLIPPER FUNDS TRUST Clipper Fund	Davis Selected Advisers-NY, Inc.	620 5th Ave, 3rd Floor New York, NY 10020
SELECTED AMERICAN SHARES, INC. Selected American Shares	Davis Selected Advisers-NY, Inc.	620 5th Ave, 3rd Floor New York, NY 10020
SELECTED INTERNATIONAL FUND, INC. Selected International Fund	Davis Selected Advisers-NY, Inc.	620 5th Ave, 3rd Floor New York, NY 10020

Appendix D
Information regarding the number of shares of each Fund and class, as applicable, of each Fund issued and outstanding is provided below.
Fund	Number of shares outstanding as of August 31, 2024
CLIPPER FUNDS TRUST
Clipper Fund	8,036,720
SELECTED AMERICAN SHARES, INC.
Selected American Shares	Class S – 10,970,437 Class D – 32,068,147
SELECTED INTERNATIONAL FUND, INC.
Selected International Fund	Class S – 348,642 Class D – 3,860,921

Appendix E
To the knowledge of the Funds, substantial (5% or more) record and/or beneficial ownership of each Fund or class on August 31, 2024, was as follows:
Fund	Owner name	City	State	Ownership %
CLIPPER FUNDS TRUST
Clipper Fund
	National Financial Services Corp.	New York	NY	18.70%
	Davis Selected Advisers, LP.	Tucson	AZ	18.48%
	Charles Schwab & Co. Inc.	San Francisco	CA	14.60%
SELECTED AMERICAN SHARES, INC.
Selected American Shares
Class S	Charles Schwab & Co. Inc.	San Francisco	CA	36.74%
	FBSICO National Financial Service	Jersey City	NJ	26.69%
	Morgan Stanley Smith Barney LLC	New York	NY	6.97%
Class D	Charles Schwab & Co. Inc.	San Francisco	CA	9.51%
	Bill & Melinda Gates Foundation Trust	Kirkland	WA	9.00%
	FBSICO National Financial Service	Jersey City	NJ	6.24%
SELECTED INTERNATIONAL FUND, INC.
Selected International Fund
Class S	Charles Schwab & Co. Inc.	San Francisco	CA	22.70%
	FBSICO National Financial Service	Jersey City	NJ	14.42%
Class D	Davis Selected Advisers, LP.	Tucson	AZ	38.00%

Appendix F
The following chart lists the lengths of service of each current Board member of each Fund.
Fund	Director/Trustee	Independent or Interested	Director/Trustee Year
CLIPPER FUNDS TRUST Clipper Fund	Katherine MacWilliams Francisco Borges Richard O’Brien Lawrence Harris James McMonagle Christopher Davis Andrew Davis	Independent Independent Independent Independent Independent Interested Interested	2014 2014 2014 2006 2014 2014 2014
SELECTED AMERICAN SHARES, INC. Selected American Shares	Katherine MacWilliams Francisco Borges Richard O’Brien Lawrence Harris James McMonagle Christopher Davis Andrew Davis	Independent Independent Independent Independent Independent Interested Interested	1997 2006 1996 2015 1990 1998 1998
SELECTED INTERNATIONAL FUND, INC. Selected International Fund	Katherine MacWilliams Francisco Borges Richard O’Brien Lawrence Harris James McMonagle Christopher Davis Andrew Davis	Independent Independent Independent Independent Independent Interested Interested	1997 2006 1996 2015 1990 1998 1998

Appendix G
The following table provides the number of meetings the Board and each standing committee held during each of the fiscal year ends listed in the table. See Appendix A for each Fund’s fiscal year end.
Fund	Fiscal year end	Board of Directors/ Trustees	Executive Committee	Audit Committee	Nominating Committee	Trading/ Brokerage Committee	Investment Committee
CLIPPER FUNDS TRUST
Clipper Fund	12/31/2023	4	1	4	1	1	4
SELECTED AMERICAN SHARES, INC.
Selected American Shares	12/31/2023	4	1	4	1	1	4
SELECTED INTERNATIONAL FUND, INC.
Selected International Fund	12/31/2023	4	1	4	1	1	4

Appendix H
Information regarding nominee and Director/Trustee ownership of Fund shares as of August 31, 2024, is provided below.
Total Invested in All Funds*
Independent Nominees
Francisco Borges	over $100,000
Katherine MacWilliams	over $100,000
Richard O’Brien	over $100,000
John Gates	None
Thomas Gayner	None
Samuel Iapalucci	None
Lara Vaughan	None
Interested Nominees
Andrew Davis	over $100,000
Christopher Davis	over $100,000
* “Total Invested in All Funds” is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected
Advisers, L.P. This includes the Clipper Fund and the Selected Funds for all directors, also the Davis Funds for Andrew Davis and Christopher Davis.

Dollar Range of Shares in Selected American Shares
Independent Nominees
Francisco Borges	over $100,000
Katherine MacWilliams	over $100,000
Richard O’Brien	over $100,000
John Gates	None
Thomas Gayner	None
Samuel Iapalucci	None
Lara Vaughan	None
Interested Nominees
Andrew Davis	None
Christopher Davis	over $100,000

Dollar Range of Shares in Selected International Fund
Independent Nominees
Francisco Borges	over $100,000
Katherine MacWilliams	over $100,000
Richard O’Brien	$50,001-$100,000
John Gates	None
Thomas Gayner	None
Samuel Iapalucci	None
Lara Vaughan	None
Interested Nominees
Andrew Davis	None
Christopher Davis	over $100,000

Dollar Range of Shares in Clipper Fund
Independent Nominees
Francisco Borges	None
Katherine MacWilliams	over $100,000
Richard O’Brien	over $100,000
John Gates	None
Thomas Gayner	None
Samuel Iapalucci	None
Lara Vaughan	None
Interested Nominees
Andrew Davis	over $100,000
Christopher Davis	over $100,000

Appendix I
The following table sets forth information describing the compensation of each Trustee/Director for his or her services, for each Fund’s fiscal year end.
	Aggregate Compensation from Selected American Shares, Inc. **	Pension or Retirement Benefits Accrued as Part of Selected American Shares, Inc.’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Selected American Shares, Inc. Paid to Directors
Independent Directors
Francisco Borges	$53,973	N/A	N/A	$53,973
Katherine MacWilliams	$61,684	N/A	N/A	$61,684
Lawrence Harris*	$53,973	N/A	N/A	$53,973
Richard O’Brien **	$53,973	N/A	N/A	$53,973
James McMonagle* **	$102,806	N/A	N/A	$102,806
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Richard O’Brien, $26,987; James McMonagle, $102,806.

	Aggregate Compensation from Selected International Fund, Inc.**	Pension or Retirement Benefits Accrued as Part of Selected International Fund, Inc.’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Selected International Fund, Inc. Paid to Directors
Independent Directors
Francisco Borges	$1,679	N/A	N/A	$1,679
Katherine MacWilliams	$1,918	N/A	N/A	$1,918
Lawrence Harris*	$1,679	N/A	N/A	$1,679
Richard O’Brien **	$1,679	N/A	N/A	$1,679
James McMonagle* **	$3,197	N/A	N/A	$3,197
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Richard O’Brien, $839; James McMonagle, $3,197.

	Aggregate Compensation from Clipper Funds Trust **	Pension or Retirement Benefits Accrued as Part of Clipper Funds Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Clipper Funds Trust Paid to Trustees
Independent Trustees
Francisco Borges	$33,598	N/A	N/A	$33,598
Katherine MacWilliams	$38,398	N/A	N/A	$38,398
Lawrence Harris*	$33,598	N/A	N/A	$33,598
Richard O’Brien **	$33,598	N/A	N/A	$33,598
James McMonagle* **	$63,997	N/A	N/A	$63,997
*	Resigned/retired as of 12/31/24.
**
Compensation figures include cash and amounts elected to be deferred. Individual aggregate compensation from the Fund includes voluntary deferred compensation as follows: Richard O’Brien, $33,598; James McMonagle, $63,997.

Appendix J
Fees billed by KPMG LLP in each of the last two fiscal years for services rendered to each Fund are shown in the table below.
December 31, 2023 Fund	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
CLIPPER FUNDS TRUST
Clipper Fund	$58,026	$0	$11,161	$0
SELECTED AMERICAN SHARES, INC.
Selected American Shares	$72,162	$0	$11,161	$0
SELECTED INTERNATIONAL FUND, INC.
Selected International Fund	$26,106	$0	$9,811	$0

December 31, 2022 Fund	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
CLIPPER FUNDS TRUST
Clipper Fund	$54,480	$0	$10,763	$0
SELECTED AMERICAN SHARES, INC.
Selected American Shares	$67,760	$0	$10,766	$0
SELECTED INTERNATIONAL FUND, INC.
Selected International Fund	$24,516	$0	$9,464	$2,350

Appendix K
Fees billed by KPMG LLP that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund are shown in the table below.
December 31, 2023 Fund	Audit-Related Fees	Tax Fees	All Other Fees
CLIPPER FUNDS TRUST
Clipper Fund	$0	$0	$0
SELECTED AMERICAN SHARES, INC.
Selected American Shares	$0	$0	$0
SELECTED INTERNATIONAL FUND, INC.
Selected International Fund	$0	$0	$0

December 31, 2022 Fund	Audit-Related Fees	Tax Fees	All Other Fees
CLIPPER FUNDS TRUST
Clipper Fund	$0	$0	$0
SELECTED AMERICAN SHARES, INC.
Selected American Shares	$0	$0	$0
SELECTED INTERNATIONAL FUND, INC.
Selected International Fund	$0	$0	$0

Appendix L
Aggregate non-audit fees billed by KPMG LLP for services rendered to the Funds and any Fund Service Provider for each of the last two fiscal years of the Funds are shown below.
December 31, 2023 Fund	Aggregate Non-Audit Fees
CLIPPER FUNDS TRUST
Clipper Fund	$0
SELECTED AMERICAN SHARES, INC.
Selected American Shares	$0
SELECTED INTERNATIONAL FUND, INC.
Selected International Fund	$0

December 31, 2022 Fund	Aggregate Non-Audit Fees
CLIPPER FUNDS TRUST
Clipper Fund	$0
SELECTED AMERICAN SHARES, INC.
Selected American Shares	$0
SELECTED INTERNATIONAL FUND, INC.
Selected International Fund	$0

OBTAINING ADDITIONAL INFORMATION ABOUT THE FUNDS
(Including Prospectus, Annual Report, Semi-Annual Report, and Statement of Additional Information)
CLIPPER FUND
By Telephone. Call the Clipper Fund toll-free at 1‑800‑432‑2504, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.
By Mail. Write to the Clipper Fund c/o State Street Bank and Trust Company, P.O. Box 219167, Kansas City, MO 64121.
On the Internet. www.clipperfund.com.
SELECTED FUNDS
By Telephone. Call the Selected Funds toll-free at 1‑800‑243‑1575, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time. You may also call this number for account inquiries.
By Mail. Write to the Selected Funds c/o State Street Bank and Trust Company, P.O. Box 219662, Kansas City, MO 64121.
On the Internet. www.selectedfunds.com.
The Clipper Fund and the Selected Funds are subject to the informational requirements of the Exchange Act and, in accordance therewith, file reports and other information with the Securities and Exchange Commission.
Shareholder reports, proxy statements, registration statements, and other information filed by the Clipper Fund and the Selected Funds may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.

MISCELLANEOUS MATTERS
Other Business
The Board of Directors/Trustees of the Clipper Fund and the Selected Funds knows of no other business to be brought before the Special Meeting. If any other matters come before the Clipper Fund’s and the Selected Funds’ Special Meeting, the Board of Directors/Trustees of the Clipper Fund and the Selected Funds intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.
Next Meeting of Shareholders
The Clipper Fund and the Selected Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Clipper Fund and the Selected Funds seek to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of staff time.
Delivery to Shareholders Sharing an Address
As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders of the Clipper Fund and/or the Selected Funds who reside at the same address, unless such shareholders have notified the Clipper Fund and/or the Selected Funds of their desire to receive multiple copies of the shareholder reports and proxy statements that the Clipper Fund and/or the Selected Funds send. If you would like to receive an additional copy, please contact the Clipper Fund and/or the Selected Funds by writing to the Clipper Fund’s or the Selected Funds’ address, or by calling the telephone number(s) shown on the front page of this Proxy Statement. The Clipper Fund and/or the Selected Funds will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Clipper Fund’s and/or the Selected Funds’ shareholder reports and proxy statements in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.
Legal Matters
Greenberg Traurig, LLP serves as counsel to the Clipper Fund and the Selected Funds and their Independent Directors/Trustees.
By Order of the Board of Trustees of Clipper Funds Trust and the Board of Directors of Selected American Shares, Inc. and Selected International Fund, Inc.
Lisa Cohen
Secretary, Clipper Funds Trust, Selected American Shares, Inc., and Selected International Fund, Inc.
Dated: October 4, 2024

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 29, 2024
The Proxy Statement is available on the Internet at www.clipperfund.com and www.selectedfunds.com. For a free copy of the Clipper Fund’s annual and/or semiannual reports, call the Clipper Fund at 1‑800‑432‑2504, visit the Clipper Fund’s web site at www.clipperfund.com, or write to the Clipper Fund c/o State Street Bank and Trust Company, P.O. Box 219167, Kansas City, MO 64121. For a free copy of the Selected Funds’ annual and/or semiannual reports, call the Selected Funds at 1‑800‑243‑1575, visit the Selected Funds’ website at www.selectedfunds.com, or write to the Selected Funds c/o State Street Bank and Trust Company, P.O. Box 219662, Kansas City, MO 64121.
VOTE ON THE INTERNET
Clipper Fund – www.proxyvote.com
Selected Funds – www.proxyvote.com
Follow the on-screen instructions.
Available 24 hours.
VOTE BY PHONE
Clipper Fund - Call 1‑800‑690‑6903
Selected Funds – Call 1‑800‑690‑6903
Follow the recorded instructions.
Available 24 hours.
VOTE BY MAIL
Vote, sign, and date your Proxy Card and return in the postage-paid return envelope. Please ensure the address below shows through the window of the envelope provided.
VOTE IN PERSON
Attend the Shareholder Meeting on November 29, 2024
3600 E Hemisphere Loop
Tucson, AZ 85706